UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 22, 2008

HENRY BROS. ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16779	22-3690168
(State or other jurisdiction of	Commission File Number	(IRS Employer Identification No.)
incorporation)

17-01 Pollitt Drive Fair Lawn, NJ 07410
(Address of principal executive offices) (Zip Code)

(201) 794-6500
Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

           On September 22, 2008, the Registrant notified the American Stock Exchange ("AMEX") of its intention to delist its common stock from AMEX and to list it on The Nasdaq Capital Market ("NASDAQ"). The common stock will continue to trade under the symbol "HBE". The Registrant expects its common stock to continue to trade on AMEX until the market closes on October 1, 2008 and to begin trading on NASDAQ on October 2, 2008 when the market opens.

Item 9.01. Financial Statements and Exhibits

      (d) Exhibits

The following exhibits are filed as part of this report:

99.1 Press Release issued by the Registrant, dated September 22, 2008

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Henry Bros. Electronics, Inc.
(Registrant)

Date: September 23, 2008

/S/ John P. Hopkins
John P. Hopkins
Chief Financial Officer
(authorized officer and principal financial officer)